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                                                                   Exhibit 10.15


                      RICH MEDIA DIRECT SERVICES AGREEMENT

      This agreement is made between High Speed Net Solutions, Inc., a Florida corporation ("HSNS"), and LearnKey Inc., a Utah corporation ("Client").



      PRELIMINARY STATEMENT. HSNS is engaged in the business of providing rich media direct marketing services and content delivery services over the Internet. Client desires to engage HSNS to perform the services for Client set forth on Schedule A (the "Services").

            SERVICES. Client hereby engages HSNS to provide the Services. HSNS agrees to provide the Services described on Schedule A. The parties may, from time to time, agree that additional services will be provided. Any additional services requested must be described in a Schedule signed by the parties and which recites by its terms that it is incorporated into this Agreement. Each Schedule will be numbered sequentially as Schedule A-1 (attached), Schedule A-2, etc. Unless expressly stated in a Schedule, the terms of a Schedule will not amend or supersede the terms of another Schedule. Reference to Schedule A in this Agreement means each Schedule which, together with this Agreement, forms a separate contract for services.

            CLIENT PROVIDED MATERIALS. Within the time periods set forth in Schedule A, Client shall deliver to HSNS, in such form and on such media which HSNS may reasonably request (i) all videos which Client wishes HSNS to use in providing the Services (the "Videos") and (ii) lists of persons or companies containing all e-mail addresses that Client wishes HSNS to use in providing the Services (the "Customer Lists") (the Videos and the Customer Lists are collectively referred to as the "Client Provided Materials"). Upon delivery of the Client Provided Materials to HSNS, Client shall be deemed hereunder to have granted to HSNS a license to copy, scan, convert, edit, modify or do such other things to or with the Client Provided Materials as HSNS may reasonably determine to be necessary to provide the Services.

            PROPRIETARY OWNERSHIP.

      (a) HSNS acknowledges and agrees that: (i) Client Provided Materials, and
(ii) multimedia content and/or text that may be developed by HSNS for Client as part of the Services in connection with a specific set of e-mails (together with Client Provided Materials, "Client Materials"), shall be considered owned by the Client. HSNS claims no ownership rights in or to any of the Client Materials other than pursuant to the license granted herein.

      (b) Client acknowledges and agrees that such media e-mails or other deliverables under this Agreement may contain or be created through use of
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software and other materials used by or useful to HSNS in its business generally, including without limitation various product development or message delivery tools, which are not part of the information content developed for Client (the "HSNS Materials").

      (c) Client acknowledges and agrees that all ownership rights in and to the HSNS Materials shall be the sole and exclusive proprietary property of HSNS.

            COMMISSION; AUDIT.

      (a)   Client shall pay HSNS the commission described on Schedule A.

      (b) At HSNS' option, once per quarter annually, HSNS or an agent or accounting firm chosen by HSNS shall be provided reasonable access during normal business hours to the records of Client for purposes of audit of commission due. Records sufficient to verify the revenue received shall be maintained by Client and made available for audit.

            HSNS WARRANTIES.

      (a) HSNS represents and warrants to the Client that it has the authority to enter into this Agreement and to perform the obligations of HSNS under this Agreement and Schedule A.

      (b)   EXCEPT AS EXPRESSLY PROVIDED HEREIN, HSNS MAKES NO
REPRESENTATIONS OR WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES PROVIDED BY OR ON BEHALF OF HSNS, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY OR FITNESS OF ANY SERVICES FOR A PARTICULAR PURPOSE AND HSNS HEREBY EXPRESSLY DISCLAIMS THE SAME.

            CLIENT'S WARRANTIES. Client warrants that (i) use of the Client Provided Materials as provided in this Agreement will not infringe any patent, copyright, or other proprietary right of any person; (ii) the Client Provided Materials are not defamatory, do not infringe the right of privacy or publicity, and do not misuse or misappropriate confidential information of any person;
(iii) Client has all necessary proprietary rights to provide the Client Provided Materials and to grant the rights as provided herein; and (iv) none of the Client Provided Materials requires for their use as provided herein the license or grant of any other right from any other person, which grant or right has not already been obtained by Client. Client agrees to defend, indemnify and hold harmless HSNS, its affiliates and their respective present, former and future officers, managers, members, employees and
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agents, and their respective heirs, legal representatives, successors and assigns (collectively the "HSNS Indemnitees"), from and against any and all losses, costs, liabilities or expenses (including, without limitation, attorneys' fees) which any of the HSNS Indemnitees may suffer, incur or sustain resulting from or arising out of any misrepresentation, breach of warranty or nonfulfillment of any covenant or agreement contained in this Section 6.

            CONFIDENTIAL INFORMATION. Each party agrees that it will not disclose to any person any Confidential Information of the other party, or use any Confidential Information of the other party, except as expressly provided for under this Agreement. For purposes of this Agreement, the term "Confidential Information" means all technical, business and other information of a party and its affiliates that derives economic value, actual or potential, from not being generally known to others, including, without limitation, technical or non-technical data, compilations, price and cost information, technical information, financial information, and business plans. For purposes of this Agreement, the HSNS Materials shall be deemed the Confidential Information of HSNS, except to the extent made public by HSNS.

            TERMINATION.

      (a) Either party shall have the right to terminate this Agreement immediately upon the occurrence of any one or more of the following events: (i) breach by the other party of any material term or provision of this Agreement, and if capable of cure, failure to cure within 45 days of written notice thereof by the non-breaching party; (ii) the other party becomes insolvent or makes any assignment for the benefit of its creditors; (iii) any proceeding is instituted by or against the other party under any bankruptcy or similar laws for the relief of debtors; or (iv) the appointment of any trustee or receiver for any of the other party's assets.

      (b) HSNS shall have the right to terminate this Agreement immediately upon the failure of Client to pay any amounts owed hereunder when due.

      (c) Client's obligation to pay all amounts due to HSNS under this Agreement, and the provisions of Sections 5, 6, 7, 9 and 10 of this Agreement, shall survive the termination or expiration of this Agreement for any cause or reason whatsoever.

      9. LIMITATION OF LIABILITY. In no event shall the aggregate liability of HSNS in connection with this Agreement for any and all loss, claim, damage or liability, whether in contract or in tort, or under any other theory (including, without limitation, negligence and strict liability), exceed the amounts paid to HSNS pursuant to this Agreement. UNDER NO CIRCUMSTANCES SHALL HSNS BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES SUFFERED BY CLIENT OR ANY OTHER PARTY
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IN CONNECTION WITH THE SERVICES PROVIDED HEREUNDER, REGARDLESS OF WHETHER OR NOT
SUCH PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

      10.   MISCELLANEOUS.

      (a) Force Majeure. Neither party shall be liable for any default or delay in the performance of any of its obligations under this Agreement (other than failure to make payments due hereunder) if such default or delay is caused, directly or indirectly by forces beyond such party's control, including, without limitation, fire, flood, acts of God, labor disputes, accidents, interruptions of transportation or communications, supply shortages.

      (b) Independent Contractor. The parties acknowledge that the relationship of HSNS to Client is that of an independent contractor, and that nothing contained in this Agreement shall be construed to place Client and HSNS in the relationship of principal and agent, master and servant, partners or joint venturers. HSNS shall not have, expressly or by implication, or represent itself as having, any authority to make contracts or enter into any agreements in the name of Client, or to obligate or bind Client in any manner whatsoever.

      (c) Governing Law. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of North Carolina.

      (d) Headings. The headings as to contents of particular articles and sections are inserted only for convenience and are in no way to be construed as part of this Agreement.

      (e) Amendments. This Agreement shall not be modified or amended except by another agreement in writing executed by the parties hereto.

      (f) Severability. All rights and restrictions contained in this Agreement may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions or portions thereof shall remain in full force and effect.
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      (g) Notices. All notices and demands required or contemplated hereunder by one party to the other shall be in writing and shall be deemed to have been duly made and given upon date of delivery if delivered in person or by an overnight delivery or postal service, upon receipt if delivered by facsimile the receipt of which is confirmed by the recipient, or upon the expiration of five days after the date of posting if mailed by certified mail, postage prepaid, to the addresses or facsimile numbers set forth below their signatures. Either party may change its address or facsimile number for the purpose of this Agreement by notice in writing to the other party as provided herein.

      (h) Waiver. No failure or delay on the part of any party hereto to exercise any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy by any party preclude any other or further exercise thereof or the exercise of any other right or remedy. No express waiver or assent by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or an assent to any succeeding breach of or default in the same or any other term or condition hereof.

      (i) Counterparts. Any number of counterparts of this Agreement may be signed and delivered, each of which will be considered an original and all of which, together, will constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives, on the date and year first above written.


Learnkey Inc.
------------------------------------      High Speed Net Solutions, Inc.

By: /s/   D. Clemmons                     By: /s/   Andrew Fox
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Name: D. Clemmons                         Name: Andrew Fox
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Title: EVP                                Title: President & CEO
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Telephone No.: (435) 674-9733             Telephone No.: (919) 918-4489
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Facsimile No.: (435) 674-9734             Facsimile No.: (919) 918-0508
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E-mail Address: (illegible)               E-mail Address: (illegible)
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